Exhibit 99.2

FOR IMMEDIATE RELEASE

AEGERION PHARMACEUTICALS APPOINTS MARY SZELA AS CHIEF EXECUTIVE OFFICER

Sandford D. Smith Appointed as Chairman of Aegerion’s Board of Directors

Cambridge, MA, January 7, 2016 - Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR), a biopharmaceutical company dedicated to the development and commercialization of innovative therapies for patients with debilitating rare diseases, today announced that Mary Szela has been appointed as chief executive officer and a member of Aegerion’s Board of Directors. Ms. Szela brings 27 years of progressive leadership experience to Aegerion as well as valuable expertise building global billion-dollar brands, such as Humira®, and advancing pipeline products in the biotechnology and pharmaceutical industries.

Ms. Szela succeeds Sandford “Sandy” Smith, who served as interim chief executive officer since July of 2015. Sandy Smith has been appointed chairman of the Board of Directors, allowing him to continue to work closely with the management team to maintain the momentum on key company initiatives, while leveraging his expertise in the global orphan drug markets. He has served as a director since 2012. Mr. Smith succeeds David Scheer who will remain an independent member of the Board and will join the compliance committee.

Mr. Smith commented, “Mary’s track record of success and considerable experience in global commercial operations, clinical development and corporate governance make her ideally suited to lead the transformation of Aegerion into a new phase of growth. We believe Mary’s experience and commitment aligns with Aegerion’s mission of developing therapies and providing appropriate support for patients with rare diseases.”

Ms. Szela was chief executive officer of Melinta Therapeutics until August 2015, where she led the company’s revitalization effort, accelerated the lead asset into three phase programs and oversaw key business development transactions to monetize non-core assets. Before joining Melinta, she held various management positions at Abbott Laboratories, most recently as senior vice president for global strategic marketing and services. From 2008 to 2010, Ms. Szela served as president of the $8 billion U.S. pharmaceuticals division, during which time she directed the development and launch of more than eight new pharmaceutical products and multi-billion dollar sales growth for Abbott’s flagship product, Humira®. Between 2002 and 2008, Ms. Szela managed several of Abbott’s billion-dollar U.S. pharmaceutical businesses, and was VP of U.S.

commercial operations. Prior to 2001, Ms. Szela held a series of leadership positions in the Abbott Hospital Products Division. She currently serves as a member of the boards of Novo Nordisk, Coherus Biosciences, and Suneva Medical. Ms. Szela earned an M.B.A. and a B.S. in nursing from the University of Illinois.

“With two marketed products, orphan drug development expertise and a growing global footprint, I believe we have the potential to build a sustainable company and make a meaningful impact on the lives of patients,” added Ms. Szela. “I’m truly excited to join Aegerion’s dedicated team of employees and directors as we advance the Company’s mission to deliver break-through medicines for rare diseases.”

About Aegerion Pharmaceuticals, Inc.

Aegerion Pharmaceuticals is a biopharmaceutical company dedicated to the development and commercialization of innovative therapies for patients with debilitating rare diseases. For more information about the company, please visit www.aegerion.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding expectations about our products, growth and sustainability. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among others: the risk that market acceptance of JUXTAPID and MYALEPT in the U.S. may not continue at the levels we expect, and may be lower outside the U.S. than we expect; the risk that the conversion of prescriptions for JUXTAPID or MYALEPT into patients on therapy may be lower than we expect or the drop-out rate may be higher than we currently expect; the risk that the prevalence of the diseases our products treat may be lower than our estimates, and that it may be more difficult to identify patients than we expect; the risk that the side effect profile or other results for our products in commercial use and in further clinical studies are inconsistent, in scope and severity, with the side effect profile and other results observed in the pivotal study of each drug; the risk that the negative impact of launch of PCSK9 inhibitors on JUXTAPID sales will be greater than we expect, particularly in the U.S. where the negative impact has been greater than we expected to date, or that other competitive products will negatively impact our results; the risk that private or government payers may refuse to reimburse our product, or may impose onerous restrictions that hinder reimbursement or significantly limit or cap the price we charge or the number of reimbursed patients who receive our products; the risk that the U.S. Food and Drug Administration may require revisions to the JUXTAPID Risk Evaluation and Mitigation Strategies (REMS) Program that may negatively impact our U.S. sales; the risk that our business may be negatively impacted if there are more Medicaid patients prescribed MYALEPT than we expect; the risk that named patient sales in Brazil and other key countries outside the U.S. may not be at the levels we expect; the risk that regulatory authorities in countries where either of our products is not yet approved may not be satisfied with the efficacy or safety profile of the product or the sufficiency of the data from our pivotal trials and therefore will refuse to approve such products or additional indications for such products; the risk that we do not receive approval for each of our products in additional countries on a timely basis, or at all, or that regulatory authorities impose significant restrictions on approval or require additional development; the risk that exchange rates will negatively impact the amount of net product sales recognized; the risk that technical hurdles may delay initiation of future clinical trials; the risk that we will not be successful in our label expansion, lifecycle management, regulatory filing or business development efforts; the risk that our patent portfolio and marketing and data exclusivity may not be as strong as we anticipate; the risk of unexpected manufacturing issues affecting future supply; the risk of an enforcement action or settlement with the government, which we expect is a probable result of the ongoing DOJ and SEC investigations, and the timing and terms thereof; with respect to ongoing or future investigations and the risks associated with the unpredictable nature, timing and resolution of government investigations, and the impact of investigations on our business; the risk that we incur more costs than we expect in responding to investigations and defending ourselves in litigation and in connection with any settlement entered into in connection with these investigations; the risk that Silicon Valley Bank will accelerate our long-term debt as a result of our breach of certain covenants under our loan agreement with Silicon Valley Bank; the risk that any of the foregoing may cause product sales revenue to be lower than we expect, or that we may incur unanticipated expenses in connection with our activities; and the other risks inherent in the commercialization, drug development and regulatory approval process. For additional disclosure regarding these and other risks we face, see the disclosure contained in the “Risk Factors” section of Aegerion’s Quarterly Report on Form 10-Q filed on November 9, 2015, and our other public filings with the Securities and Exchange Commission, available on the SEC’s website at http://www.sec.gov. We undertake no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

Investors and others should note that we communicate with our investors and the public using our company website (www.aegerion.com) and our investor relations website (http://ir.aegerion.com), including but not limited to company disclosures; investor presentations and FAQs; Securities and Exchange Commission filings; press releases; public conference calls and webcasts. The information that we post on these websites could be deemed to be material information. As a result, we encourage investors, the media, and others interested to review the information that we post there on a regular basis. The contents of our website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

CONTACT:

Aegerion Pharmaceuticals, Inc.

Amanda Murphy, Associate Director, Investor & Public Relations

857-242-5024